UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

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TRIBUNE MEDIA COMPANY

(Name of Registrant as Specified In Its Charter)

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E45721-P08007 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 30, 2018.    TRIBUNE MEDIA COMPANY Meeting Information Meeting Type:    Annual Meeting For holders as of: April 6, 2018 Date: May 30, 2018Time: 8:30 AM EDT Location: The Westin New York Grand Central Hotel 212 E. 42nd Street New York, NY 10017    TRIBUNE MEDIA COMPANY 515 NORTH STATE STREET CHICAGO, IL 60654 ATTN: GENERAL COUNSEL You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). [GRAPHIC APPEARS HERE]We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E45721-P08007

E45722-P08007 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT    ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 16, 2018 to facilitate timely delivery.    [GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E45722-P08007

E45723-P08007 Voting Items The Board of Directors recommends you vote FOR the following: 1.    Election of Director Nominee: 1a.    PETER M. KERN The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Advisory vote approving executive compensation. 3. The ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the 2018 fiscal year. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E45723-P08007

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